UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2016

MATEON THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-21990	13-3679168
(Commission File Number)	(IRS Employer Identification No.)

701 Gateway Boulevard, Suite 210, South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 635-7000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 9, 2016, Mateon Therapeutics, Inc. (the “Company”), with the approval of the Audit Committee of the Board of Directors (the “Audit Committee”) dismissed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.

The audit reports of E&Y on the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent periods through December 9, 2016, the date of E&Y’s dismissal, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the subsequent interim period through December 9, 2016.

On December 9, 2016, the Audit Committee authorized the appointment of OUM & Co. LLP (“OUM”) as the Company’s new independent registered public accounting firm for its fiscal year ending December 31, 2016. On December 12, 2016, OUM was appointed as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through December 12, 2016, neither the Company, nor anyone on its behalf, consulted OUM regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and no written report or oral advice was provided to the Company that OUM concluded was an important factor considered by the Company in reaching its decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided E&Y with a copy of the statements set forth above prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission (“SEC”). The Company requested that E&Y furnish the Company with a letter addressed to the SEC stating whether E&Y agrees with the above statements. E&Y has furnished the requested letter, and it is attached as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished with this report:

Exhibit Number	Description

16.1	Letter from Ernst &Young LLP dated December 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: December 15, 2016	/s/ Matthew M. Loar
By: Matthew M. Loar Chief Financial Officer